INCOME TAXES (Details) - USD ($)	6 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Sep. 30, 2014	Sep. 30, 2013
Beginning balance	$ 1,497,945	$ 607,725	$ 607,725	$ 265,000
Addition: Net operating loss			890,220	342,725
Total - Net operating loss carryforwards			$ 1,497,945	$ 607,725
Effective tax rate	34.00%	34.00%	34.00%	34.00%
Deferred tax asset			$ 509,301	$ 206,627
Valuation allowance			(509,301)	(206,627)
Ending balance			$ 0	$ 0